Exhibit 10.58

BANK OF AMERICA                                       Amendment to Documents

                   AMENDMENT NO. 7 TO BUSINESS LOAN AGREEMENT


     This Amendment No. 7 (the "Amendment") dated as of January 30, 1997, is between Bank of America National Trust and Savings Association (the "Bank") and 3Net Systems, Inc. (the "Borrower").

                                      RECITALS

     A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of February 28, 1994, as previously amended (the "Agreement").

     B.   The Bank and the Borrower desire to further amend the Agreement.

                                     AGREEMENT

     1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

     2.   AMENDMENTS.  The Agreement is hereby amended as follows:

          2.1 Paragraph 1.2 is amended to change the date "January 1, 1997" to "March 1, 1997".

     3. EFFECTIVE OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

     This Amendment is executed as of the date stated at the beginning of this Amendment.

BANK OF AMERICA
National Trust and Savings Association

BETH LEONARD

Beth Leonard, Vice President

3Net Systems, Inc.

GEORGE R. VAN DERVEN